                                  Exhibit 24.01
                                 THE 3DO COMPANY
                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Alan Cook and John Adams, and each of them acting individually, as such person's lawful attorneys-in-fact for him, each with full power of substitution, for such person, in any and all capacities, to sign any and all amendments to The 3DO Company's Report on Form 10-K for the fiscal year ending March 31, 1998, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:


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
             Signature                                      Title                                  Date
------------------------------------         --------------------------------------------    -----------------


/s/  WILLIAM M. HAWKINS, III                 Chairman of the Board of Directors and Chief       June 25, 1998
-----------------------------------          Executive Officer (Principal Executive
William M. Hawkins, III                      Officer)


/s/  JOHN ADAMS                              Chief Financial Officer (Principal Financial       June 25, 1998
-----------------------------------          Officer and Principal Accounting Officer)
John Adams


/s/  WILLIAM A. HALL                         Director                                           June 25, 1998
-----------------------------------
William A. Hall


/s/  HUGH C. MARTIN                          Director                                           June 25, 1998
-----------------------------------
Hugh C. Martin


/s/  H. WILLIAM JESSE, JR.                   Director                                           June 25, 1998
-----------------------------------
H. William Jesse, Jr.

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